UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2023 (February 21, 2023)

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

154-09 146th Ave., Jamaica, New York	11434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (718) 978-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2023, Unique Logistics International, Inc., a Nevada corporation (the “Company”) closed the acquisition (the “Closing”) of all of the share capital (the “Purchased Shares”) owned by Unique Logistics Holdings Limited, a Hong Kong corporation (the “Seller”) in each of the eight (8) subsidiaries listed in the chart below (collectively the “Subsidiaries”) pursuant to a Stock Purchase Agreement between the Company and the Seller, dated April 28, 2022 (the “SPA”) as previously reported on the Company’s Current Report on Form 8-K (the “May 2022 8-K”) filed on May 3, 2022 (such transaction being referred to herein as the “Transaction”). In addition to the acquisition of the Subsidiaries, the Company acquired two companies in the Transaction that are owned by two of the Subsidiaries: Shenzhen Unique Logistics International Limited, 70% of which is owned by Unique Logistics International (H.K.) Limited (“Unique-HK”), and Unique Logistics (Shanghai) Co., Ltd. which is owned by ULI (North & East China) Company Limited (“Unique-NEC”).

As previously reported on the Company’s Current Report on Form 8-K filed on September 19, 2022 (the “September 2022 8-K”), in connection with the Transaction, the Company entered into a separate Share Sale and Purchase Agreement with each of the Subsidiaries as follows: Unique Logistics International (India) Private Limited (“Unique-India”), Unique-NEC, Unique Logistics International Co., Ltd (“Unique-Taiwan”), TGF Unique Limited (“Unique-UK”), Unique-HK, Unique Logistics International (Vietnam) Co., Ltd. (“Unique-Vietnam”), ULI (South China) Limited (“ULI-SC”), Unique Logistics International (South China) Limited (“Unique-South China”) (collectively, each, a “Local SPA” and, collectively, the “Local SPAs”). Notwithstanding the foregoing, Unique-Taiwan and Unique Vietnam will officially close upon obtaining the requisite governmental approvals in those jurisdictions (“Governmental Approvals”). The Governmental Approval are a post Closing condition and are expected to be received within the next several months. The payment for Unique-Taiwan and Unique-Vietnam entities is further described below.

Pursuant to the SPA and Local SPAs, the amount and consideration to be paid by the Company at Closing for the Purchased Shares of each Subsidiary were as follows:

Name of Company	Number of shares / equity interest	Consideration
Unique Logistics International (India) Private Limited	850,261 Equity Shares	$1,000,000
ULI (North & East China) Company Limited	75,000 Ordinary Shares	$4,500,000
Unique Logistics International Co., Ltd	500,000 Ordinary Shares	$2,000,000
TGF Unique Limited	99,999 Ordinary Shares	$2,000,000
Unique Logistics International (H.K.) Limited	1,000,000 Ordinary Shares	$2,300,000
Unique Logistics International (Vietnam) Co., Ltd.	65% of the total charter capital	$1,000,000
ULI (South China) Limited	7,000 Ordinary Shares	$4,000,000
Unique Logistics International (South China) Limited	630,000 Ordinary Shares	$5,200,000
	Total Consideration:	$22,000,000

On December 17, 2022, the Company and the Seller entered into Amendment No. 1 to Stock Purchase Agreement (“Amendment No. 1”) pursuant to which the expiration date of the SPA was extended from December 1, 2022 to February 15, 2023. In addition, pursuant to Amendment No. 1, (a) a reserve of $1,000,000 was established by the Company and the Seller to provide for certain potential undisclosed liabilities relating to certain of the Subsidiaries, and (b) provision was made therein for the formation of a new company in Vietnam to accommodate the transfer of the business, operations and assets of Unique-Vietnam.

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On February 21, 2023, the Company and the Seller entered into Amendment No. 2 to Stock Purchase Agreement (“Amendment No. 2”), pursuant to which the Company and the Seller agreed to restructure the initial purchase price payable by the Company at Closing of the Transaction (the “Initial Purchase Price”) under the SPA and to reallocate portions of the Initial Purchase Price payable by the Company for the Purchased Shares of Unique-Vietnam (the “Vietnam Shares”) and the Purchased Shares of Unique-South China (“the South China Shares”). The portion of the Initial Purchase Price payable by the Company for the Vietnam Shares, as reflected in the chart above, was reduced from $4,000,000 to $1,000,000, and the portion of the Initial Purchase Price payable by the Company for the South China Shares, as reflected in the chart above, was increased from $2,200,000 to $5,200,000.

In addition to the foregoing, under Amendment No. 2, the Company and the Seller agreed, among other things, to: (a) restructure the form of payment of the Initial Purchase Price due by the Company at Closing; (b) eliminate the requirement of using escrows (under the SPA & Local SPAs); (c) reconfigure the timing of certain deliverables relating to the Company’s acquisition of the Purchased Shares of each of Unique-Taiwan and Unique-Vietnam; and (d) add certain negative covenants applicable to the Company, as shareholder of the Subsidiaries, relating to voting on declaration of dividends by the Subsidiaries, which action is prohibited other than for payment of amounts outstanding under certain promissory notes in favor of the Seller (described further below) and subject to the requirement that the Company not be in default with respect to its obligations under its existing or contemplated financing facilities.

In addition to Amendment No. 2, the Company and the Seller entered into an amendment of each of the Local SPAs to be consistent with revisions to the Transaction provided for in Amendments Nos. 1 and 2 (collectively, the “Local SPA Amendments”).

Under the SPA, payment of the Initial Purchase Price was to be made by the Company’s delivery of $21,000,000 in cash and issuance by the Company of a promissory note in favor of the Seller in the principal amount of $1,000,000 (the “Original Note”). As part of the Company and the Seller’s agreement to restructure the Transaction under Amendment No. 2, the Company and the Seller agreed to the following: (a) the Company would, as contemplated under the SPA, issue the Original Note; (b) reduce the cash portion of the Initial Purchase Price payable at Closing from $21,000,000 (the “Initial Cash Portion”) to $3,500,000; and (c) in lieu of payment in cash of the balance of the Initial Cash Portion, equal to $17,500,000, the Company would issue certain additional promissory notes consisting of the following:

●	Promissory Note in the principal amount of $4,500,000 which matures March 7, 2023, having an interest rate of 15%.

●	Promissory Note in the principal amount of $5,000,000 which matures April 7, 2023, having an interest rate of 15%.

●	Promissory Note in the principal amount of $5,000,000 which matures June 30, 2023, having an interest rate of 15%.

●	Promissory Note in the principal amount of $2,000,000 due June 30, 2023 (the “Initial Taiwan Maturity Date”), bearing no interest and payable on: (a) July 15, 2023, provided that all government and other regulatory approvals necessary or required by Taiwan in order to consummate the Transaction as the same relates to Unique-Taiwan (the “Taiwan Approvals”) have been received by the Initial Taiwan Maturity Date; or (b) in the event that the Taiwan Approvals have not been received by the Taiwan Maturity Date, payment under this promissory note will be due and payable within fifteen (15) days of receipt of the Taiwan Approvals. This promissory note was issued in lieu of cash otherwise due under the original Local SPA in respect of the Purchased Shares of Unique-Taiwan.

●	Promissory Note in the principal amount of $1,000,000 due June 30, 2023 (the “Initial Vietnam Maturity Date”), bearing no interest and payable on: (a) July 15, 2023, provided that all government and other regulatory approvals necessary or required by Vietnam in order to consummate the Transaction as the same relates to Unique-Vietnam (the “Vietnam Approvals”) have been received by the Initial Vietnam Maturity Date; or (b) in the event that the Vietnam Approvals have not been received by the Vietnam Maturity Date, payment under this promissory note will be due and payable within fifteen (15) days of receipt of the Vietnam Approvals. This promissory note was issued in lieu of cash otherwise due under the original Local SPA in respect of the Purchased Shares of Unique-Vietnam.

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At Closing, the Company issued two additional promissory notes, in lieu of cash, as payment of certain milestones set forth in the SPA that were already achieved, (these additional promissory notes, together with the aforementioned promissory notes, collectively, the “Promissory Notes”):

●	Promissory Note in the principal amount of $2,500,000 due on June 30, 2023, having an interest rate of 15%. This Promissory Note was issued in respect of the purchase price adjustment provided for under the SPA.

●	Promissory Note in the principal amount of $2,000,000 due on February 21, 2024, and bearing no interest. This Promissory Note was issued in respect of the purchase price adjustment provided for under the SPA.

As a result of consummation of the Transaction, the Company became a party to certain agreements with the remaining shareholders of each of Unique–UK, Unique-NEC, and ULI-SC (the “Shareholder Agreements”). Each of the Shareholder Agreements contains standard restrictive negative covenants favoring the protection of the minority shareholders who are party thereto. The Shareholder Agreements require unanimous consent in order to, among other things, (i) adopt a business plan or materially change the Subsidiary’s business; (ii) amend its name or organizational/governing documents; (iii) issue or create any new shares; alter the rights associated with any class of equity; consolidate, sub-divide or convert any of the equity or capital of the Subsidiary or issue securities exercisable for or convertible into shares of the Subsidiary; (iv) enter into a merger, business combination or transaction of a similar nature; acquire ownership interests in any equity or capital of any other company or undertaking or enter into any partnership or profit-sharing agreement other than in ordinary course of business; and (v) wind up, dissolve or otherwise terminate the existence of the Subsidiary.

Simultaneously with Closing, pursuant to a separate Stock Purchase Agreement, the Company entered into a related-party transaction with Frangipani Trade Services, Inc. (“FTS”) (the “FTS Purchase Agreement”). FTS is owned by the Chief Executive Officer of the Company. Pursuant to the FTS Purchase Agreement, the Company purchased the remaining 458,370 shares of Unique-India owned by FTS, which resulted in the Company owning all of the share capital of Unique-India. In consideration for the 458,370 shares of Unique-India, the Company issued a promissory note to FTS in the principal amount of $500,000, bearing no interest with a maturity date of February 21, 2025 (the “FTS Promissory Note”).

Item 1.01 hereof contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the SPA, the Local SPAs, the Amendments, the Promissory Notes, the Shareholder Agreements, the FTS Agreement or the FTS Promissory Note. The description of each of the SPA and the Local SPAs, is qualified in its entirety by reference to the May 2022 8-K and the September 2022 8-K, respectively, the full text of the Exhibits filed therewith, which were filed as Exhibits 10.1 through 10.9 to the May 2022 8-K and Exhibits 10.1 through 10.9 to the September 2022 8-K. The description of each of the Amendments, the Promissory Notes, the Shareholder Agreements, the FTS Purchase Agreement and the FTS Promissory Note is qualified in its entirety by reference to the full text of the Exhibits filed herewith and are incorporated herein by reference.

Item 2.01 Completion of Acquisitions or Disposition of Assets.

Reference is hereby made to the Closing referred to in Item 1.01 above, the description of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is hereby made to the Promissory Notes and the FTS Promissory Note referred to in Item 1.01 above, the descriptions of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 27, 2023, the Company filed a press release related to the foregoing Closing containing forward looking statements and certain financial information related thereto. The Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Company and the Subsidiaries.

Via amendment to this Current Report on Form 8-K, the Company will file financial statements with regard to the Subsidiaries as required under Regulation S-X.

(b) Pro Forma Financial Information.

Via amendment to this Current Report on Form 8-K, the Company will file pro forma financial information as required under Regulation S-X.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Amendment No. 1 to Stock Purchase Agreement, dated January 23, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.2	Amendment No. 2 to Stock Purchase Agreement dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.3	Amendment No. 1 to the Share Sale and Purchase Agreement for Unique Logistics International (India) Private Limited, dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.4	Amendment No. 1 to the Share Sale and Purchase Agreement for ULI (North & East China) Company Limited, dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.5	Amendment No. 1 to the Share Sale and Purchase Agreement for Unique Logistics International Co., Ltd, dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.6	Amendment No. 1 to the Share Sale and Purchase Agreement for TGF Unique Limited, dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.7	Amendment No. 1 to the Share Sale and Purchase Agreement for Unique Logistics International (H.K.) Limited, dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.8	Amendment No. 1 to the Share Sale and Purchase Agreement for Unique Logistics International (Vietnam) Co., Ltd., dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.9	Amendment No. 1 to the Share Sale and Purchase Agreement for Unique Logistics International (South China) Limited, dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.10	Amendment No. 1 to the Share Sale and Purchase Agreement for ULI (South China) Limited, dated February 21, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.11	Promissory Note in the principal amount of $1,000,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.12	Promissory Note in the principal amount of $4,500,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.13	Promissory Note in the principal amount of $5,000,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.14	Promissory Note in the principal amount of $5,000,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.15	Promissory Note in the principal amount of $2,000,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.16	Promissory Note in the principal amount of $1,000,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.17	Promissory Note in the principal amount of $2,500,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.18	Promissory Note in the principal amount of $2,000,000, dated February 21, 2023, in favor of Unique Logistics Holdings Limited.
10.19	Stock Purchase Agreement, dated February 21, 2023, by and between Unique Logistics International, Inc. and Frangipani Trade Services, Inc.
10.20	Promissory Note in the principal amount of $500,000, dated February 21, 2023, in favor of Frangipani Trade Services, Inc.
10.21	Shareholders Agreement for ULI (South China) Company Limited
10.22	Shareholders Agreement for TGF Unique Limited
10.23	Share Purchase and Asset Transfer Agreement for ULI (North and East China) Company Limited and Supplement
99.1	Press Release dated February 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Date: February 27, 2023	By:	/s/ Sunandan Ray
	Name:	Sunandan Ray
	Title:	Chief Executive Officer

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